UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2020

Glatfelter Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4350 Congress Street, Suite 600, Charlotte, North Carolina		28209

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		704 885-2555

(n/a)

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2020, the Board of Directors of Glatfelter Corporation (the “Company”) elected Darrel Hackett to be a member of the Company’s board, effective November 1, 2020. Mr. Hackett, age 48, is President, Bank of Montreal (BMO) Wealth Management – U.S. He has held a variety of leadership roles since joining BMO in 2004, including SVP & Head of North American Integrated Channels and SVP & Head, U.S. Business Banking. Before joining BMO, Mr. Hackett was a management consultant at McKinsey & Company. Mr. Hackett began his professional career as a mechanical engineer working with General Electric Company and Eastman Chemical Company. In addition to his BMO leadership role, Mr. Hackett currently serves on the Board of Directors for the Art Institute of Chicago, Children First Fund and Chicago United.

Compensatory arrangements for Mr. Hackett as a new director will be consistent with the Company’s previously disclosed standard arrangements for directors. Such arrangements are described under “Director Compensation” of the Company’s proxy statement for its 2020 annual meeting of shareholders filed with the Securities and Exchange Commission on March 31, 2020, which disclosure is incorporated herein by reference. In general, non-employee directors receive an annual retainer fee and committee meeting and chair fees in cash, and an annual restricted stock unit award.

A copy of the press release issued by the Company announcing Mr. Hackett’s election is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2020, the Board of Directors of the Company adopted Amended and Restated By-laws. The Amended and Restated By-laws increased the size of the Board from nine directors to ten directors.

The foregoing description is qualified in its entirety by reference to the Amended and Restated By-laws, which are filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

  3.1 Amended and Restated By-laws of the Company, as amended dated October 28, 2020.

99.1	A copy of the press release dated October 29, 2020, issued by the Company announcing the election of Darrel Hackett to its Board of Directors.

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glatfelter Corporation

October 29, 2020	By:	/s/ Jill L. Urey

Name: Jill L. Urey
Title: Vice President, Deputy General Counsel and Corporate Secretary